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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): June 17, 2002



                                   UBICS, INC.
                                   -----------
             (Exact name of registrant as specified in its charter)


               Delaware                   0-23239                34-1744587
     (State or Other Jurisdiction       (Commission           (I.R.S. Employer
           of Incorporation)            File Number)        Identification No.)


                              333 Technology Drive
                                    Suite 210
                         Canonsburg, Pennsylvania 15317
                    (Address of principal executive offices)


                                 (724) 746-6001
              (Registrant's telephone number, including area code)

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Item 5.  Other Events.

       On June 17, 2002, the Company issued a press release announcing that the Nasdaq Stock Market, Inc. ("Nasdaq") had approved the Company's application to transfer the listing of its common stock from the Nasdaq National Market to the Nasdaq SmallCap Market. A copy of such press release is filed herewith as
Exhibit 99.1 and is incorporated herein by reference. The Company's common stock commenced trading on the Nasdaq SmallCap Market under the symbol "UBIX" effective Monday, June 17, 2002.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

              (c)    Exhibits

              Exhibit 99.1   Press release, dated June 17, 2002

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Signature

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        UBICS, INC.


Date:  June 17, 2002                    By:   NEIL M. EBNER
                                           -------------------------------------
                                           Neil M. Ebner
                                           Vice President, Finance and
                                                Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit Number          Description

99.1                    Press Release, Dated June 17, 2002

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